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                                                                    EXHIBIT 99.1

[LOGO]                                                         NEWS

For More Information Contact:
Lynn Friederichs
Vertel Corp.
(818) 227-5735
lynn-friederichs@vertel.com
---------------------------

Craig Scott
Vertel Corp.
(818) 227-1449
craig-scott@vertel.com
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                                                           FOR IMMEDIATE RELEASE


          VERTEL(R) ANNOUNCES ACQUISITION OF TRIGON TECHNOLOGY GROUP
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Combination of Technology Allows Vertel to Offer Full Development Platforms and
           Solutions to Major Telecom Vendors and Service Providers

Woodland Hills, Calif. - May 31, 2001 - Vertel Corporation (NASDAQ:VRTL), a leading provider of middleware for the telecommunications industry, announced that it has acquired all material assets and assumed certain liabilities of Trigon Technology Group, Inc., a privately held corporation that provides network management tools and solutions to the convergent communications market, in exchange for 4.5 million restricted shares of Vertel stock. The transaction is being accounted for using the purchase method of accounting.

With the combined technology, Vertel will now be able to give telecom vendors and service providers a comprehensive suite of network management products for any level of development from embedded systems up to the operations support system (OSS) level. The combined product offerings will be multi-technology and multi-vendor compatible for telecommunications network management systems and embedded agents for managing devices.

"In the past year, we have been diligent in our efforts to identify and evaluate acquisition candidates that could enhance our existing capabilities and further our growth opportunities while representing our shareholders' long term interests. Trigon Technology Group meets the criteria we set for possible acquisitions," said Cyrus D. Irani, president and CEO of Vertel.
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Vertel Acquires Trigon Technology Group                            Page -2-

This union leverages our existing e*ORB technology by enhancing our ability to offer embedded telecommunications management applications that can run in a variety of devices over a multitude of protocols and architectures including CORBA(TM) and TMN as well as a host of other platforms. We believe that our existing customer base wants and needs this broader suite of network management products to meet today's increased demand for value added telecommunications products and services. This acquisition will also enable us to fill a void in the marketplace by providing our customers with a single supplier that can offer one-stop shopping for all their network management needs," said Irani.

Planned future developments based on the combined technologies will include integrated network management systems for telecom and datacom service providers as well as enabling network e-commerce activities with quality of service, fault tolerance and security tools.

"The synergies between our two companies in the areas of product technology, engineering resources, sales and marketing and, most of all, leadership, made the decision to merge our units an easy one," said Dr. Alex Kuo, Chairman and CEO of Trigon. "Our combined strength uniquely positions us to solve the future wireless network management needs of any customer, no matter what their underlying technology."

The acquisition will allow Vertel to merge its resources with those of Trigon to form a new product line focusing on network management products and solutions for the telecommunications industry. Management expects the acquisition to be accretive to Vertel's EBITDA in the first year of combined operations.

Vertel will be exhibiting the combined product strength of the two companies at SuperComm in Atlanta, Georgia, June 5-7, 2001 at Booth 7948.

About Trigon Technology Group

Trigon Technology Group is a provider of tools for object-oriented, distributed management applications to the convergent communications market. Trigon is the first company to offer a
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Vertel Acquires Trigon Technology Group                            Page -3-

CORBA-based Managed Objects agent toolkit on Windows NT, Solaris, VxWorks, and pSOS operating systems.

Trigon's flagship product, OM2000 Management Application Development Toolkit, simplifies the creation of network management applications.

Trigon Technology Group was founded in 1999 to address the communications industry's need to migrate to standards-based network management capabilities that support the convergence of voice and data communications networks. Chief among these emerging standards is CORBA, which provides an object-based open standard for telecommunications carriers to exchange and transact information, and also to comprehensively manage communications equipment in multi-vendor infrastructures.

Trigon's clients include leading global communications equipment manufacturers and dynamic startup companies, addressing the Next Generation Network market opportunity. Trigon has offices in San Jose, Dallas and New Jersey, close to many customers and to the world's top CORBA and digital communications engineering expertise.


About Vertel

Vertel is a leading provider of middleware for the telecommunications industry. Vertel provides high performance, reliable middleware for connecting modern, distributed computing software. The company specializes in software that manages broadband, wireless and Internet networks and the embedded software that runs the hardware in these networks.

Vertel middleware provides software-to-software communication for connecting telecom management systems together, connecting the distributed software inside telecom network equipment and connecting the communication software of mobile devices such as hand-held PDAs with network based applications.
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Vertel Acquires Trigon Technology Group                            Page -4-

Vertel products are sold worldwide to network equipment manufacturers, service providers, software vendors and systems integrators. The company's customer base is a "who's who" of the telecom industry. Vertel also develops turnkey management applications that fit individual customer requirements through its Professional Services Unit. The company is based in Woodland Hills, California and has sales offices throughout the world.

For more information on Vertel or its products, contact Vertel at 21300 Victory Boulevard, Suite 700, Woodland Hills, Calif. 91367; telephone: (818) 227-1400; fax: (818) 598-0047 or visit the Vertel Web site at http://www.vertel.com.
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                                     # # #

Note: All products and services mentioned herein are the exclusive property, copyrights and/or trademarks of the companies by which they are owned and administered.

Safe Harbor Statement: Except for the historical information presented, the matters discussed in this news release are forward looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses operating in a global market, as well as matters specific to the Company and the markets it serves. Particular risks and uncertainties facing the Company at the present include the Company's ability, including financial ability, to continue to invest in research and development necessary for the development of new and existing products (including WebResolve) that are required to offset the continuing decline in Telecommunications Management Network (TMN) revenues; the timely and successful development of existing and new markets; the maturing nature of the TMN product marketplace and the financial uncertainties associated with an anticipated decline in TMN revenues; the fact that some of our products are relatively new and, although we see developing market interest, it is difficult to predict sales for new products such as e*ORB, Mediation Framework and WebResolve and the market may or may not ultimately adopt these technologies; the length of the Company's sales cycle for most of its products, including e*ORB and Mediation Framework, making initial license sales and future royalties difficult to forecast; additional difficulty in predicting royalty revenue because that revenue is dependent on successful development and deployment by our customers of our products; fluctuation from quarter to quarter
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Vertel Acquires Trigon Technology Group                            Page -5-

in revenue from our professional service unit as a result of a limited number of large consulting contracts, whether the Company has large contracts and the timing of such contracts; loss of key customer, partner or alliance relationships and the possibility that the Company may not be able to replace the loss of a significant customer; the dependence on a limited number of customers for a significant portion of the Company's quarterly license revenues; size and timing of license fees closed during the quarter which may result in large swings in quarterly operating results and the likely continued significant percentage of quarterly revenues recorded in the last month of the quarter, frequently in the last weeks or even days of a quarter, which further adds to the difficulty of forecasting and leads to a substantial risk of variance from actual results and the Company's ability to control expenditures at a level consistent with revenues.

Additionally, more general risk factors include the possible development and introduction of competitive products and new and alternative technologies by the Company's competitors; the increasing sales and marketing costs of attracting new and retaining existing customers; pricing, currency and exchange risks; governmental and regulatory developments affecting the Company and its customers; the ability to identify, conclude, and integrate acquisitions on a timely basis; the ability to attract and/or retain essential technical or other personnel; political and economic uncertainties associated with conducting business on a worldwide basis. Further risks inherent in the Company's business are listed under "Risk Factors" in Part I, Item I of Vertel's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

Readers are cautioned not to place undue reliance on any forward-looking statement and to recognize that the statements are not predictions of actual future results. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties referred to above, as well as others not now anticipated. The foregoing statements and risk factors are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, may emerge from time to time. It is not possible for management to predict all risk factors or to assess the impact of such risk factors on the Company's business. The Company undertakes no obligation to revise or publicly release the results of any revision to the forward-looking statements.